UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 29, 2024
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2024, Tyson Foods, Inc. (the “Company”) appointed Curt Calaway as the Company’s Chief Financial Officer. Mr. Calaway, 50, most recently served as the Company’s interim Chief Financial Officer since June 2024, as the Chief Financial Officer for the Company’s Prepared Foods business segment since May 2024, and was also responsible for the Company’s mergers & acquisitions and corporate development efforts. Prior to that, Mr. Calaway has served as Senior Vice President and Treasurer from April 2022 to May 2024 and from December 2018 to May 2021. Between May 2021 and April 2022, he served as Senior Vice President Finance and Corporate Development. Mr. Calaway joined the Company in 2006, and has also held various leadership roles including Controller, Chief Accounting officer and Vice President of Audit and Compliance.

In connection with his appointment, the Company increased Mr. Calaway’s annual base salary to $675,000 and increased his target annual incentive plan award to 110% of his base salary, each of these changes effective as of June 13, 2024, the date of his initial appointment as interim Chief Financial Officer. Mr. Calaway’s current target annual long-term incentive award is $300,000.

There are no arrangements or understandings between Mr. Calaway and any other persons pursuant to which Mr. Calaway was selected as an officer of the Company, Mr. Calaway has no family relationships with any of the Company’s directors or executive officers, and he is not a party to and does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing Mr. Calaway’s appointment is furnished as Exhibit 99.1.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information may only be incorporated by reference into another filing under the Exchange Act or the Securities Act, if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 29, 2024
104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: August 29, 2024	By:	/s/ Adam S. Deckinger

	Name:	Adam S. Deckinger
	Title:	General Counsel and Secretary

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